EXECUTION COPY
                                                                   EXHIBIT 99.10


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                         GSAA HOME EQUITY TRUST 2007-3

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2007-3

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                        U.S. BANK NATIONAL ASSOCIATION,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2007-3
                                  as Assignee


                                      and


                        FIRST NATIONAL BANK OF NEVADA,
                             as Responsible Party

                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as Master Servicer


                                  Dated as of
                               February 23, 2007


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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 23rd day of February, 2007 (this "Assignment Agreement"), among First National Bank of Nevada, a national banking association (the "Responsible Party"), U.S. Bank National Association, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of GSAA Home Equity Trust 2007-3 (the "Assignee") and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer").

      WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Responsible Party have entered into the Second Amended and Restated Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2006 (the "Sale Agreement"), pursuant to which the Responsible Party sold to GSMC certain mortgage loans on a servicing-released basis attached as an exhibit to the Master Servicing and Trust Agreement (as defined below);

      WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of February 23, 2007 (the "GSMC Assignment Agreement");

      WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

      WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2007 (the "Trust Agreement"), among the Depositor, U.S. Bank National Association, as Trustee and as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York Trust Company, National Association, as a custodian, and Wells Fargo Bank, National Association, as Master Servicer and securities administrator, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

      NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Sale Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Sale Agreement, to the extent relating to the Mortgage Loans from and after February 23, 2007, and the Responsible Party hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale Agreement from and after February 23, 2007, to the extent relating to the Mortgage Loans.

      (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Sale Agreement.

      (c) The Responsible Party and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

      2. Accuracy of the Sale Agreement. The Responsible Party and the Assignor represent and warrant to the Assignee that (i) attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Sale Agreement, (ii) the Sale Agreement is in full force and effect as of the date hereof, (iii) except as previously disclosed in the GSMC Assignment Agreement, the Sale Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Responsible Party under the Sale Agreement. The Responsible Party in its capacity as seller under the Sale Agreement, further represents and warrants that the representations and warranties contained in Sections 7.01 and 7.02 of the Sale Agreement are true and correct as of the Closing Date (as such term is defined in the Sale Agreement).

      3. Recognition of Assignee.

      From and after the date hereof, the Responsible Party shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans. It is the intention of the Assignor, the Responsible Party and Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Responsible Party and the Assignee and their successors and assigns.

      4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

      (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Responsible Party other than those contained in the Sale Agreement or this Assignment Agreement.

      (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale Agreement.

      (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

      (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale Agreement and this Assignment Agreement.

      (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

      (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

      (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

      (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

      It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

      It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

      6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement.

      In the event the Responsible Party has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Responsible Party. If the Responsible Party does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Responsible Party to cure such breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

      Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

      7. Termination; Optional Clean-Up Call.

      In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term
used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

      In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

      In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

      8. Continuing Effect. Except as contemplated hereby, the Sale Agreement shall remain in full force and effect in accordance with its terms.

      9. Governing Law.

      THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

      EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

      10. Notices. Any notices or other communications permitted or required hereunder or under the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

      (a) in the case of the Responsible Party,

          First National Bank of Nevada
          1665 West Alameda Drive
          Tempe, Arizona  85282
          Attention:  Secondary Marketing
          With a copy to:

          First National Bank of Nevada
          1665 West Alameda Drive
          Tempe, Arizona  85282
          Attn:  General Counsel

or such other address as may hereafter be furnished by the Responsible Party;

      (b) in the case of the Master Servicer,

          Wells Fargo Bank, National Association
          P.O. Box 98
          Columbia, Maryland 21046
          Attention: GSAA 2007-3

          Or in the case of overnight deliveries:

          Wells Fargo Bank, National Association
          9062 Old Annapolis Road,
          Columbia, Maryland 21045
          Attention: GSAA 2007-3

or such address as may hereafter be furnished by the Master Servicer;

      (d) in the case of the Trustee or the Assignee,

          U.S. Bank National Association 100 Wall Street,
          16th Floor New York, New York 10005 Attention: GSAA
          Home Equity Trust 2007-3 Tel: (212) 361-4401

or such other address as may hereafter be furnished by the Trustee or Assignee; and

      (e) in the case of the Assignor,

          GS Mortgage Securities Corp.
          85 Broad Street
          New York, New York 10004
          Attention: William Moliski
          Tel.: (212) 357-8721
          Fax: (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

      11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Sale Agreement.

      13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

      14. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by U.S. Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2007-3, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2007-3, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2007-3, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2007-3 under this Assignment Agreement, the Trust Agreement or any related document.


                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                             GS MORTGAGE SECURITIES CORP.


                                             By: /s/ Michelle Gill
                                                 -----------------------------
                                                 Name:
                                                 Title:



                                             U.S. BANK NATIONAL ASSOCIATION, not
                                             in its individual capacity but
                                             solely as Trustee


                                             By: /s/ Patricia O'Neill
                                                 -----------------------------
                                                 Name:
                                                 Title: VP


                                             FIRST NATIONAL BANK OF NEVADA


                                             By: /s/ Scott L. Groves
                                                 Name:
                                                 Title: SVP


Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer


By: /s/ Martin Reed
    ----------------------------
    Name:
    Title: VP


                                                                 FNBN Step 2 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule

   [On File with the Securities Administrator as provided by the Depositor]


                                      1-1

                                   EXHIBIT 2

                                Sale Agreement


                         [On File with the Depositor]